Other Provisions (Tables)	12 Months Ended
Jun. 30, 2024
Other Provisions1 [Abstract]
Other Provisions

	SA Rand
Figures in million	2024	2023
Provision for silicosis settlement (a)	255	549
Retirement benefit obligation (b)	290	264
Total other provisions	545	813
Current portion of other provisions	19	180
Non-current portion of other provisions	526	633
.

Disclosure of Provision for Silicosis Settlement
The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2024	2023
Balance at beginning of year	549	820
Change in estimate[1]	(174)	(183)
Time value of money and inflation component	33	67
Payments[2]	(153)	(155)
Balance at end of year	255	549
Current portion of silicosis settlement provision[3]	19	180
Non-current portion of silicosis settlement provision	236	369
[1] The change in estimate relates mainly to a change in the assumptions due to the availability of actual exit data and an adjustment to the take-up rate, which resulted in a decrease of the estimated obligation as at 30 June 2024.
[2] These payments comprise of the administration and benefit contributions to the Tshiamiso Trust.
[3] During the second half of FY24, Harmony had surplus funds available in the Tshiamiso Trust therefore no further benefit contributions have been made per instruction of the Tshiamiso Trust.

Disclosure of the Impact of a Reasonable Change in Certain Key Assumptions	The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2024	2023
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	67	81
Change in silicosis prevalence[2]	67	81
Change in disease progression rates[3]	25	61
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(67)	(81)
Change in silicosis prevalence[2]	(67)	(81)
Change in disease progression rates[3]	(25)	(61)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or tuberculosis classes.

Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA Rand
Figures in million	2024	2023
Present value of all unfunded obligations	290	264
Current employees	101	100
Retired employees	189	164

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	264	251
Contributions paid	(16)	(14)
Other expenses included in staff costs/current service cost	3	3
Finance costs	35	30
Net actuarial (gain)/loss recognised in other comprehensive income during the year	4	(6)
Balance at end of year (non-current)	290	264

The net actuarial loss for 2024 mainly due to a lower net discount rate driven by the low interest rates assumed and used (2023: the net actuarial gain mainly resulted due to the results of the higher real rate of discount assumed and used).

	SA Rand
Figures in million	2024	2023
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	290	264
Fair value of plan assets	—	—
Net liability of defined benefit plan	290	264
Management considered whether a reasonably possible change in any of the key assumptions would have a material impact on the obligation, service cost or finance costs. It was determined that changes would result in an immaterial increase or decrease.